Long Term Debt Investments	12 Months Ended
Dec. 31, 2025
Long Term Debt Investments [Abstract]
LONG TERM DEBT INVESTMENTS

NOTE 10 — LONG TERM DEBT INVESTMENTS

Long term debt investments consisted of the following:

	December 31, 2025	December 31, 2024
Worthy Credit Limited (“Worthy Credit”) (1)	$6,359,014	$6,359,014
Shenzhen Yongdahui Trading Co., Ltd. (“Yongdahui”) (2)	16,518,417	-
Beijing Zhixuan Tiangong Technology Development Co., Ltd. (“Zhixuan Tiangong”) (3)	30,261,370	-
Total long term debt investments	$53,138,801	$6,359,014

(1)	On March 31, 2023, the Company entered into a five-year agreement with Worthy Credit, pursuant to which, the Company made payment of $6.0 million to Worthy Credit, and authorized Worthy Credit to invest the Company’s funds to provide loan services for housing mortgage applicants, with rates of return of 12% per annum. The qualification of the applicants was approved by the approval board, which was composed of the members of the Company and Worthy Credit. The Company recorded investment income of $720,000, $723,945 and $534,575 for the years ended December 31, 2025, 2024 and 2023, respectively.

(2)	On June 30, 2025, the Company entered into a two-year agreement with Yongdahui, pursuant to which, the Company made payment of approximately $16.5 million (approximately RMB 115.9 million) to invest in Yongdahui with rates of return of 6% per annum. This investment is guaranteed by a commitment letter provided by the Company’s controlling shareholder, Mr. Gang Li, pursuant to which he has agreed to settle any unpaid principal and interest in the event of default. The Company recorded investment income of $483,810, $nil and $nil for the years ended December 31, 2025, 2024 and 2023, respectively.

(3)	On November 6, 2025, the Company entered into a two-year agreement with Zhixuan Tiangong, pursuant to which, the Company made payment of $30.0 million to invest in Zhixuan Tiangong with rates of return of 6% per annum. The qualification of the Zhixuan Tiangong was evaluated by an independent appraiser. The Company recorded investment income of $261,370, $nil and $nil for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company’s long-term debt investments are measured at amortized cost. The Company evaluates these investments for expected credit losses in accordance with ASC 326, Financial Instruments - Credit Losses, and recognizes an allowance for credit losses based on lifetime expected losses, considering historical experience, current conditions, and reasonable and supportable forecasts. As of December 31, 2025, the Company’s long-term debt investments were concentrated with a limited number of counterparties. The Company monitors the creditworthiness of these counterparties on an ongoing basis and considers such concentration risk in its assessment of expected credit losses. Management assessed the expected credit losses associated with these investments, taking into account the financial condition of the counterparties, contractual terms, repayment history, and available guarantees. While the Company has not experienced any defaults to date and expects to realize these investments in accordance with their contractual terms, the concentration of these investments and reliance on counterparty performance and guarantees may expose the Company to credit and liquidity risks. Based on management’s assessment, no material allowance for credit losses was recorded as of December 31, 2025.

During the year ended December 31, 2025, the Company significantly increased its long-term debt investments as part of its strategy to enhance returns on excess cash and expand financing-related activities. The realization of returns from these investments is an important component of the Company’s liquidity planning and is subject to counterparty performance.